Exhibit 99.1

WEIL, GOTSHAL & MANGES LLP
767 FIFTH AVENUE
NEW YORK, NEW YORK 10153-0119
TELEPHONE: (212) 310-8000
FACSIMILE: (212) 310-8007
GEORGE A. DAVIS, ESQ. (GD 3761)
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
----------------------------------------X
                                        :
IN RE                                   :   CHAPTER 11 CASE NO.
                                        :
IMPATH INC., ET AL.,                    :   03-16113 (PCB)
                                        :
                     DEBTORS.           :   (JOINTLY ADMINISTERED)
                                        :
----------------------------------------X



                       MONTHLY OPERATING STATEMENT FOR THE
                 PERIOD OF NOVEMBER 1, 2003 TO NOVEMBER 30, 2003

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                                             Chapter 11

           IN RE: IMPATH INC., ET AL.,                 Case no.03-16113 (PCB)


   MONTHLY OPERATING STATEMENT FOR THE PERIOD NOVEMBER 1 TO NOVEMBER 30, 2003


DEBTORS' ADDRESS:         IMPATH Inc.
                          Attn: Holly Felder Etlin
                          521 West 57th St.
                          New York, NY 10019

DISBURSEMENTS:            November 1-31, 2003                 $9,064,236
                                                              ----------


DEBTORS' ATTORNEY:        Weil, Gotshal & Manges LLP
                          George A. Davis (GD 2761)
                          767 Fifth Avenue
                          New York, NY 10153

REPORT PREPARER:          IMPATH Inc.


THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

           The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein, is complete, accurate and truthful to the best of my knowledge.


DATE:  December 19, 2003
                                             /s/ Steven Welch
                                             ----------------------------------
                                             Steven Welch
                                             Assistant Restructuring Officer

IMPATH INC. AND SUBSIDIARIES
CASH RECEIPTS AND DISBURSEMENTS



                                                            11/1 - 11/30
------------------------------------------------------------------------
Beginning Book Cash Balance                                   3,896,720
------------------------------------------------------------------------

------------------------------------------------------------------------
Receipts:                                                     9,832,693
------------------------------------------------------------------------
Tax Refunds                                                    282,741
                                                               --------
------------------------------------------------------------------------
Total Receipts:                                              10,115,434
------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------
Operating Disbursements:
------------------------------------------------------------------------
Payroll                                                      (3,110,024)
------------------------------------------------------------------------
Payroll Taxes                                                (1,402,805)
------------------------------------------------------------------------
Benefits                                                       (602,950)
------------------------------------------------------------------------
Auto Expense                                                    (78,421)
------------------------------------------------------------------------
Courier Expense                                                (313,414)
------------------------------------------------------------------------
Insurance                                                      (551,332)
------------------------------------------------------------------------
Lab Supplies                                                 (1,553,613)
------------------------------------------------------------------------
Operational Supplies                                           (108,325)
------------------------------------------------------------------------
Ordinary Course Professional Fees                              (114,681)
------------------------------------------------------------------------
Rent                                                           (431,405)
------------------------------------------------------------------------
Travel & Entertainment (Emp. T&E)                              (206,018)
------------------------------------------------------------------------
Utilities                                                       (88,017)
------------------------------------------------------------------------
Miscellaneous Operating Expenses                               (234,747)
------------------------------------------------------------------------
Interest                                                              -
------------------------------------------------------------------------
Taxes                                                            (4,919)
                                                                 -------
------------------------------------------------------------------------
Total Operating Disbursements:                               (8,800,672)
                                                             -----------
------------------------------------------------------------------------

------------------------------------------------------------------------
Net Cash Flow From Operations:                                1,314,762
                                                              ----------
------------------------------------------------------------------------

------------------------------------------------------------------------
Restructuring Costs:
------------------------------------------------------------------------
Professional Fees                                              (263,564)
------------------------------------------------------------------------
DIP Fees                                                             -
                                                               --------
------------------------------------------------------------------------
Total Restructuring Costs                                      (263,564)
                                                               ---------
------------------------------------------------------------------------

------------------------------------------------------------------------
Total Asset Sales:                                                   -
                                                               --------
------------------------------------------------------------------------

------------------------------------------------------------------------
Net Cash Flow                                                 1,051,198
                                                              ----------
------------------------------------------------------------------------
Ending Book Cash Balance                                      4,947,918
                                                              ==========
------------------------------------------------------------------------

IMPATH INC. AND SUBSIDIARIES
SCHEDULE OF TAXES WITHHELD, COLLECTED, INCURRED AND PAID
NOVEMBER 1-30, 2003

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                                                                                  TAXES WITHHELD, COLLECTED
        JURISDICTION                               TYPE OF TAX                           OR INCURRED                 TAXES PAID
---------------------------------------------------------------------------------------------------------------------------------
PAYROLL TAXES
Federal                                  Withholding                                       655,333.47                 655,333.47
Federal                                  Social Security EE                                181,531.68                 181,531.68
Federal                                  Social Security ER                                182,471.68                 182,471.68
Federal                                  Medicare EE                                        64,892.71                  64,892.71
Federal                                  Medicaid ER                                        64,892.73                  64,892.73
Federal                                  Unemployment                                        1,187.59                   1,187.59

Alabama                                  Withholding, SUI                                      746.64                     746.64
Arizona                                  Withholding, SUI                                    8,814.31                   8,814.31
Arkansas                                 Withholding, SUI                                      183.86                     183.86
California                               Withholding, SUI                                   78,210.91                  78,210.91
Colorado                                 Withholding, SUI                                      765.00                     765.00
Conneticut                               Withholding, SUI                                    1,608.76                   1,608.76
Georgia                                  Withholding, SUI                                    1,513.16                   1,513.16
Illinois                                 Withholding, SUI                                      657.15                     657.15
Indiana                                  Withholding, SUI                                      736.74                     736.74
Iowa                                     Withholding, SUI                                      165.60                     165.60
Kansas                                   Withholding, SUI                                      369.69                     369.69
Louisiana                                Withholding, SUI                                    1,354.66                   1,354.66
Maryland                                 Withholding, SUI                                      392.00                     392.00
Massachusetts                            Withholding, SUI                                    7,263.43                   7,263.43
Michigan                                 Withholding, SUI                                      144.18                     144.18
Minnesota                                Withholding, SUI                                      271.12                     271.12
Missouri                                 Withholding, SUI                                      277.20                     277.20
Montana                                  Withholding, SUI                                      127.34                     127.34
New Jersey                               Withholding, SUI, Disability                        5,154.09                   5,154.09
New York                                 Withholding, SUI, Disability                      103,648.43                 102,684.93
North Carolina                           Withholding, SUI                                    1,432.00                   1,432.00
Ohio                                     Withholding, SUI                                    1,266.55                   1,266.55
Oregon                                   Withholding, SUI, Disability                          232.62                     232.62
Pennsylvania                             Withholding, SUI, Unemployment                      3,498.45                   3,498.45
Texas                                    Disability
Utah                                     Withholding, SUI                                      942.44                     942.44
Washington                               SUI                                                   142.16                     142.16

New York City                            Withholding                                        33,285.99                  33,285.99
Solon                                    Withholding                                            92.32                      92.32

                                                                             ----------------------------------------------------
TOTAL PAYROLL TAXES                                                                    $ 1,403,606.66             $ 1,402,643.16

---------------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF TAXES WITHHELD, COLLECTED, INCURRED AND PAID
NOVEMBER 1-30, 2003

---------------------------------------------------------------------------------------------------------------------------------
                                                                                  TAXES WITHHELD, COLLECTED
        JURISDICTION                               TYPE OF TAX                           OR INCURRED                 TAXES PAID
---------------------------------------------------------------------------------------------------------------------------------

NON-PAYROLL TAXES
Arizona (including counties)             Sales and Use Taxes                                    10.31                       8.73
California (including counties)          Sales and Use Taxes                                   703.11                   1,009.00
Georgia                                  Sales and Use Taxes                                   350.00                     770.00
Illinois                                 Sales and Use Taxes                                   500.00
New York                                 Sales and Use Taxes, Comm. Rent                    20,465.75                     917.05
Pennsylvania                             Sales and Use Taxes                                   125.00
South Carolina                           Sales and Use Taxes                                   645.00                   2,214.41
Texas                                    Sales and Use Taxes                                 2,124.37
Washington                               Sales and Use Taxes                                 2,820.48

                                                                             ----------------------------------------------------
TOTAL NON-PAYROLL TAXES                                                                   $ 27,744.02                 $ 4,919.19

                                                                             ----------------------------------------------------
TOTAL TAXES                                                                            $ 1,431,350.68             $ 1,407,562.35
---------------------------------------------------------------------------------------------------------------------------------
